Morgan Stanley Insured Municipal Trust
                          Item 77(O) 10F-3 Transactions
                         May 1, 2004 - October 31, 2004



 Security  Purcha   Size   Offeri    Total    Amount   % of    % of
Purchased    se/     of      ng    Amount of    of    Offeri   Fund   Brokers
            Trade  Offeri  Price   Offering   Shares    ng      s
            Date     ng      of               Purcha  Purcha   Tota
                           Shares               sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
 State of  5/6/04    -     $105.8 $7,921,515  6,000,   0.08%   1.42    Lehman
Californi                    7       ,000       000             %    Brothers,
    a                                                                Citigroup,
 Economic                                                            JPMorgan,
 Recovery                                                             Banc of
  Bonds                                                               America
                                                                     Securities
                                                                        LLC,
                                                                      Goldman,
                                                                      Sachs &
                                                                        Co.,
                                                                       Morgan
                                                                     Stanley &
                                                                         Co
                                                                     Incorporat
                                                                      ed, A.G.
                                                                     Edwards &
                                                                     Sons Inc.,
                                                                      Banc One
                                                                      Capital
                                                                      Markets
                                                                       Inc.,
                                                                     Chatsworth
                                                                     Securities
                                                                        LLC,
                                                                      Commerce
                                                                      Capital
                                                                      Markets,
                                                                       First
                                                                       Albany
                                                                      Capital
                                                                       Inc.,
                                                                     Henderson
                                                                      Capital
                                                                      Partners
                                                                     LLC, Loop
                                                                      Capital
                                                                      Markets
                                                                        LLC,
                                                                      O'Connor
                                                                     Southwest
                                                                     Securities
                                                                     , Ramirez
                                                                       & Co.
                                                                       Inc.,
                                                                      Redwood
                                                                     Securities
                                                                       Group,
                                                                       Inc.,
                                                                      Siebert
                                                                     Brandford
                                                                      Shank &
                                                                      Co. LLC,
                                                                      Stone &
                                                                     Youngberg
                                                                     LLC, Wells
                                                                       Fargo
                                                                     Institutio
                                                                        nal
                                                                     Securities
                                                                       , LLC,
                                                                       Bear,
                                                                     Stearns &
                                                                      Co. Inc,
                                                                      ABN AMRO
                                                                     Financial
                                                                      Services
                                                                       Inc.,
                                                                      Brandis
                                                                      Tallman
                                                                     LLC, CIBC
                                                                       World
                                                                      Markets
                                                                       Corp.,
                                                                      Estrada
                                                                     Hinojosa &
                                                                      Company
                                                                     Inc, Great
                                                                      Pacific
                                                                     Securities
                                                                     , Jackson
                                                                     Securities
                                                                       , M.R.
                                                                       Beal &
                                                                      Company,
                                                                       Piper
                                                                     Jaffray &
                                                                        Co.,
                                                                      Raymond
                                                                      James &
                                                                     Associates
                                                                       Inc.,
                                                                      Roberts
                                                                      and Ryan
                                                                     Investment
                                                                      s Inc.,
                                                                      Stephens
                                                                       Inc.,
                                                                       Sutter
                                                                     Securities
                                                                       Inc.,
                                                                      Western
                                                                     Municipal
                                                                     Securities
                                                                     Corporatio
                                                                     n, E.J. De
                                                                     La Rosa &
                                                                     Co., Inc.,
                                                                      Merrill
                                                                      Lynch &
                                                                      Co., UBS
                                                                     Financial
                                                                      Services
                                                                       Inc.,
                                                                     Backstrom
                                                                      McCarley
                                                                      Berry &
                                                                      Co. LLC,
                                                                      Cabrera
                                                                      Capital
                                                                      Markets
                                                                     Inc., City
                                                                      National
                                                                     Securities
                                                                       Inc.,
                                                                      Fidelity
                                                                      Capital
                                                                      Markets,
                                                                     Grigsby &
                                                                     Associates
                                                                       Inc.,
                                                                       Janney
                                                                     Montgomery
                                                                     Scott LLC,
                                                                       Melvin
                                                                     Securities
                                                                        LLC,
                                                                      Prager,
                                                                      Sealy &
                                                                     Co., LLC,
                                                                      RBC Dain
                                                                     Rauscher,
                                                                     SBK-Brooks
                                                                     Investment
                                                                       Corp,
                                                                      Stinson
                                                                     Securities
                                                                        LLC,
                                                                      Wachovia
                                                                       Bank,
                                                                      National
                                                                     Associatio
                                                                         n,
                                                                     Westhoff,
                                                                      Cone, &
                                                                     Holmstedt

                                                                       Bear,
                                                                     Stearns &
                                                                     Co. Inc.,
 City of   5/20/0    -     $101.6 $3,029,170  15,000   0.50%   3.57    Piper
 Houston,     4              2       ,000      ,000             %    Jaffray &
    TX                                                               Co., Banc
 Utility                                                             of America
  System                                                             Securities
Ser. 2004                                                               LLC,
                                                                     Citigroup,
                                                                     JPMorgan,
                                                                        The
                                                                      Malachi
                                                                       Group
                                                                       Inc.,
                                                                       Morgan
                                                                      Stanley,
                                                                      Goldman,
                                                                      Sachs &
                                                                     Co., Banc
                                                                        One
                                                                      Capital
                                                                      Markets,
                                                                       Inc.,
                                                                      Estrada
                                                                     Hinojosa &
                                                                     Co., Inc.,
                                                                       Lehman
                                                                     Brothers,
                                                                      Merrill
                                                                     Lynch, RBC
                                                                        Dain
                                                                     Rauscher,
                                                                        UBS
                                                                     Financial
                                                                      Services
                                                                       Inc.,
                                                                      Siebert
                                                                     Brandford
                                                                      Shank &
                                                                     Co., LLC,
                                                                      Cabrera
                                                                      Capital
                                                                      Markets
                                                                       Inc.,
                                                                       First
                                                                       Albany
                                                                      Capital,
                                                                        Loop
                                                                      Capital
                                                                      Markets,
                                                                       Morgan
                                                                      Keegan,
                                                                     Ramirez &
                                                                     Co., Inc.

                                                                     Citigroup,
                                                                      Goldman,
                                                                      Sachs &
Pennsylva  5/25/0    -     $97.25 $269,245,0  4,000,   1.48%   0.95     Co.,
   nia        4                       00        000             %     Merrill
 Turnpike                                                             Lynch &
Commissio                                                               Co.,
 n Ser. A                                                            JPMorgan,
 of 2004                                                             Commonweal
                                                                         th
                                                                     Securities
                                                                        and
                                                                     Investment
                                                                      s, Inc.,
                                                                       Janney
                                                                     Montgomery
                                                                     Scott LLC,
                                                                       Morgan
                                                                      Stanley,
                                                                      Wachovia
                                                                       Bank,
                                                                      National
                                                                     Associatio
                                                                       n, UBS
                                                                     Financial
                                                                      Services
                                                                       Inc.,
                                                                       First
                                                                      Security
                                                                     Investment
                                                                      s, Inc.,
                                                                       Lehman
                                                                     Brothers,
                                                                      RBC Dain
                                                                     Rauscher,
                                                                        Inc